                                                                EXHIBIT 10.37

                               FIRST AMENDMENT TO
                       PURCHASE AND CONTRIBUTION AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT ("Amendment") is made and entered into as of June 22, 1999 by and among Charter Communications, Inc., a Delaware corporation ("CCI"), Charter Communications Holding Company, LLC, a Delaware limited liability company ("Charter LLC"), Falcon Communications, L.P., a California limited partnership ("Falcon"), Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP"), TCI Falcon Holdings, LLC, a Delaware limited liability company ("TCI"), Falcon Cable Trust, a California trust ("FC Trust"), Falcon Holding Group, Inc., a California corporation ("FHGI"), and DHN Inc., a California corporation ("DHN") (FHGLP, TCI, FC Trust, FHGI and DHN are sometimes referred to herein as "Sellers").

                              PRELIMINARY STATEMENT

      A. CCI, Falcon, and Sellers entered into the Purchase and Contribution Agreement on May 26, 1999 (the "Purchase and Contribution Agreement").

      B. The parties hereto desire to modify the Purchase and Contribution Agreement in certain respects as described herein. Section 11.9 of the Purchase and Contribution Agreement provides that the Purchase and Contribution Agreement may be amended; provided that any such amendment will be binding on the parties prior to Closing only if set forth in writing executed by them.

      C. Section 11.3 of the Purchase and Contribution Agreement permits CCI to assign its rights, but not its obligations, under the Purchase and Contribution Agreement to an Affiliate of CCI under certain circumstances. CCI desires to assign its rights to purchase the Purchased Interests under the Purchase and Contribution Agreement to Charter LLC, and Charter LLC is willing to accept such assignment and assume the obligations of CCI under the Purchase and Contribution Agreement. Sellers consent to such assignment of CCI's rights to Charter LLC on the terms and conditions set forth herein.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Except as otherwise provided in the Amendment, all capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to them in the Purchase and Contribution Agreement. As used in the Purchase and Contribution Agreement, the term "Charter LLC" shall have the meaning given to it in this Amendment.

      2. Subject to the terms set forth herein, (a) CCI assigns, transfers and conveys to Charter LLC any and all rights of CCI under the Purchase and Contribution Agreement to purchase the Purchased Interests; (b) Charter LLC accepts such assignment and assumes and undertakes to discharge, satisfy and perform all obligations of CCI under the Purchase and Contribution Agreement; and (c) Sellers consent to such assignment. This assignment and assumption shall not (i) relieve CCI of any liability or obligation as Buyer under the Purchase and Contribution Agreement; or (ii) deprive Sellers of any rights or benefits under the Purchase and Contribution Agreement. Upon such assignment, the term "Buyer" as used in the Purchase and Contribution Agreement shall include Charter LLC, to the extent applicable as purchaser of and Purchased Interest, as well as CCI. Charter LLC's assumption of the obligations of CCI under the Purchase and Contribution Agreement is intended to be for the benefit of and shall be enforceable by Sellers.

      3. Clause (5) of Section 2.1(a) of the Purchase and Contribution Agreement is hereby amended to read in its entirety as follows:

      from FHGLP, all of the capital stock in Enstar, its entire membership interest in Enstar Finance Company, LLC, and its entire membership interest in CC VII, LLC, a Delaware limited liability company ("CC VII, LLC"); and

      4. The term "Minimum Contributed Interest" as defined in the fourth sentence of Section 2.1(b) of the Purchase and Contribution Agreement is hereby amended to be not less than 45.3% of FHGLP's partnership interest in Falcon.

      5. Clause (i) of Section 2.3(b) of the Purchase and Contribution Agreement is hereby amended to read in its entirety as follows:

      the value of the Aggregate Consideration allocated to FHGLP with respect to its partnership interest in Falcon in Part III of the Allocation Notice, and

      6. Section 4 of the Purchase and Contribution Agreement is hereby amended as follows:

            (a) by amending the parenthetical clause of the first paragraph of such Section to read in its entirety as follows:

      (with respect to such Seller and not with respect to any other Seller, and only FHGLP makes the representations and warranties in Sections 4.4(b),
      4.7 and 4.9)

            (b) by adding the following new subsection 4.9 to the end of such Section:

            4.9 CC VII, LLC was duly formed as a limited liability company under the laws of the State of Delaware and is validly existing and in good standing under the laws of the State of Delaware. FHGLP is the record and beneficial owner of each issued and outstanding Equity Interest of CC VII, LLC. FHGLP has formed CC VII, LLC solely to hold the interest in Falcon to be transferred to it pursuant to Section 6.6(g) hereof and to exercise all rights and perform all obligations pertaining thereto. At no time prior to Closing will CC VII, LLC conduct any business activities or other operations of any kind, or hold any asset other than the interest in Falcon, or become liable for any obligation except its obligation under the Agreement. At all times since its formation, CC VII, LLC has been treated for federal income tax purposes as a disregarded entity under Treasury Regulations ss.301.7701-3(b)(1)(ii).

      7. Section 5.6 of the Purchase and Contribution Agreement is hereby amended to read in its entirety as follows:

      The ownership chart of CCI and its Subsidiaries included as SCHEDULE 5.6 is true and correct in all material respects. Without limiting the generality of the foregoing, CCI is, and as of the Closing either CCI or Charter LLC will be, the record and beneficial owner of all of the issued and outstanding Equity Interests of Charter Holdings, and CCI is, and as of the Closing CCI will be, the record and beneficial owner of all of the issued and outstanding equity Interest of Charter LLC.

      8. Section 6.1(a) is hereby amended by adding the following new subparagraph (1):

            (10) TAX STATUS OF CC VII, LLC. Take any action that would cause CC VII, LLC to be treated for federal income tax purposes as an entity other than a disregarded entity under treasury Regulations ss.301.7701-3(b)(1)(ii).

      9. Clause (1) of Section 6.6(c)of the Purchase and Contribution Agreement is hereby amended to read in its entirety as follows:

      the definitive Charter LLC Operating Agreement to be effective upon the Closing in accordance with the terms set forth on Exhibit D, with such changes as are appropriate to reflect the assignment by CCI to Charter LLC of the right to acquire the Purchased Interests, and such additional terms as Buyer and FHGLP may mutually agree,

      10. Section 6.6 of the Purchase and Contribution Agreement hereby amended by adding the following new paragraph (g):

            (g) On or prior to the Closing, FHGLP shall contribute a one percent (1%) limited partnership interest in Falcon to CC VII, LLC, free and clear of all Encumbrances and subject to the Legal Restrictions.

      11. Clause (i) of Section 6.10(h) of the Purchase and Contribution Agreement is hereby amended to read in its entirety as follows:

      the Cash Consideration allocable (pursuant to Section 2.3(d)) to the membership interest in CC VII, LLC and to the partnership interests in Falcon other than the Contributed Interest,

      12. For the purpose of this paragraph 12, each of CCI and Charter LLC is referred to as a "Buyer" and CCI and Charter LLC are referred to collectively as the "Buyers." CCI and Charter LLC agree that all obligations specified in the Purchase and Contribution Agreement as obligations of CCI, including the obligation to pay the Aggregate Consideration and any other amounts payable to Sellers, whether to be performed at, before or after Closing, shall be joint and several obligations of CCI and Charter LLC. All such obligations, including those pay money, including, without limitation, the Cash Consideration, may be enforced by Sellers against either Buyer individually, and such enforcement shall not be conditioned or contingent upon the pursuit of any remedies against the other Buyer. Each Buyer hereby waives diligence, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the other Buyer, any right to require a proceeding first against the other Buyer, the benefit of discussion, protest or notice and all demands whatsoever, and covenants that this agreement will not be discharged as to any obligation except by satisfaction of such obligation in full. Until Sellers have been paid in full any amounts due and owing to them under this Amendment and the Purchase and Contribution Agreement, each Buyer hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the other Buyer that arise from the existence, payment, performance or enforcement of its obligations under the Amendment or the Purchase and Contribution Agreement, including, without limitation, any right of reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Seller against the other Buyer or any collateral that any Seller hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the other Buyer, directly or indirectly, in cash or other property or by set-off in any other manner, payment or security on account of such claim or other rights. To the fullest extent permitted by applicable law, the obligations of each Buyer under this Amendment and the Purchase and Contribution Agreement shall not be affected by (a) the failure of the applicable obligee to assert any claim or demand or to enforce any right or remedy against the other Buyer pursuant to the provisions of this Amendment or the Purchase and Contribution Agreement or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Amendment or the Purchase and Contribution Agreement or the invalidity or unenforceability (in whole or in part) of this Amendment or the Purchase and Contribution Agreement, unless consented to in writing by Sellers, each Buyer, and Falcon and (c) any change in the existence (corporate or otherwise) of either Buyer or any Seller or any insolvency, bankruptcy, reorganization or similar proceeding affecting any of them or their assets.

      13. Exhibit F to the Purchase and Contribution Agreement is hereby amended in its entirety as set forth on the attached Exhibit I.

      14. The parties hereby agree that the Purchase and Contribution Agreement is hereby deemed amended in all respects necessary to give effect to the consents, agreements and waivers contained in the Amendment, whether or not a particular Section or provision of the Purchase and Contribution Agreement has been referred to in this Amendment. Except as amended hereby, the Purchase and Contribution Agreement shall remain unchanged and in full force and effect, and this Amendment shall be governed by and subject to the terms of the Purchase and Contribution Agreement, as amended hereby. From and after the date of this Amendment, each reference in the Purchase and Contribution Agreement to :"this Agreement," "hereof," "hereunder" or words of like import, and all references to the Purchase and Contribution Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature (other than in this Amendment or as otherwise expressly provided) shall be deemed to mean the Purchase and Contribution Agreement, as amended by this Amendment, whether or not such Amendment is expressly referenced.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                         SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, this Amendment has been executed by each of CCI, Charter LLC, Falcon and Sellers as of the date first written above.

SELLERS:                                            CCI:
FALCON HOLDING GROUP, L.P.                          CHARTER COMMUNICATIONS, INC.

By:       Falcon Holding Group, Inc.,
          General Partner                           By:     /s/ Curtis S. Shaw
                                                            -------------------------------------
                                                            Name:     Curtis S. Shaw
By:       /s/ Stanley S. Itskowitch                         Title:    Senior Vice President
          ----------------------------------
          Name:     Stanley S. Itskowitch
          Title:    Executive Vice President                CHARTER LLC:

TCI FALCON HOLDINGS, LLC                                    CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:       /s/ Derek Chang                           By:     /s/ Curtis S. Shaw
          ----------------------------------                -------------------------------------
          Name:     Derek Chang                             Name:    Curtis S. Shaw
          Title:    Vice President                          Title:   Senior Vice President

FALCON HOLDING GROUP, INC.                                  FALCON:

By:       /s/ Stanley S. Itskowitch                         FALCON COMMUNICATIONS, L.P.
          ----------------------------------
          Name:    Stanley S. Itskowitch
          Title:   Executive Vice President         By:     Falcon Holding Group, L.P.
                                                            General Partner

FALCON CABLE TRUST                                  By:     Falcon Holding Group, L.P.
By:       /s/ Marc B. Nathanson                             General Partner
          ----------------------------------
          Name:     Marc B. Nathanson
          Title:    Trustee                         By:     /s/ Stanley S. Itskowitch
                                                            -------------------------------------
                                                            Name:    Stanley S. Itskowitch
                                                            Title:   Executive Vice President
DHN, INC.
By:       /s/ Stanley S. Itskowitch                 By:     TCI Falcon Holding, L.L.C.
          ----------------------------------                General Partner
          Name:     Stanley S. Itskowitch
          Title:    Executive Vice President        By:     /s/ Derek Chang
                                                            -------------------------------------
                                                            Name:    Derek Chang
                                                            Title:   Vice President


                            [THIS IS A SIGNATURE PAGE
                                TO THE AMENDMENT]


                                                                                                               EXHIBIT I

                                    EXHIBIT F
                            FORM OF ALLOCATION NOTICE
                                    (Example)
I.    Percentage of FHGLP's partnership interest in Falcon represented by                                          %
      the Contributed Interest:

II. Aggregage Consideration based on Preliminary Closing Statement: Less payment to Encore Escrow

III.  Aggregate Consideration payable to Sellers Allocation of Aggregate
      Consideration based on Preliminary Closing Statement:

      FHGLP, with respect to the stock of Enstar:                                                                  1
      DHN, with respect to its interest in Adlink:                                                                 1

                                                                              ALLOCATION OF       PERCENTAGE SHARE
                                                                                REMAINING           OF REMAINING
                                                                                AGGREGATE            AGGREGATE
                                                                              CONSIDERATION        CONSIDERATION

         FHGLP:
             With respect to its membership interest in CC VII, LLC With respect to its partnership interest in Falcon
             Total to FHGLP                                                                                        %
         TCI                                                                                                       %
         FC Trust                                                                                                  %
         FHGI                                                                                                      %
         Total                                                                                           100.000000%

IV.      Equity Value:

V.       Payment of Cash Portion of Closing Payment:

         FHGLP
         [wire instructions]

         TCI
         [wire instructions]

         FC Trust
         [wire instructions]

         FHGI
         [wire instructions]

         Total

VI.      Payment to Sellers of Funds from Adjustment Escrow Account:

         FHGLP                                                                                                     %
         TCI                                                                                                       %
         FC Trust                                                                                                  %
         FHGI                                                                                                      %
         Total                                                                                           100.000000%